                                                           [LOGO PIONEER]

PIONEER
FUND

ANNUAL REPORT 12/31/96

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

    Letter from the Chairman                                       1

    Portfolio Summary                                              2

    Performance Update                                             3

    Portfolio Management Discussion                                6

    Schedule of Investments                                        9

    Financial Statements                                           16

    Notes to Financial Statements                                  22

    Report of Independent Public Accountants                       27

    Tax Treatment of Distributions                                 28

    Trustees, Officers and Service Providers                       29

     PIONEER FUND

   ----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/96
   ----------------------------------------------------------------------------
     DEAR SHAREOWNER,
   ----------------------------------------------------------------------------

     I am pleased to introduce this report for Pioneer Fund, covering the year ended December 31, 1996. We wish to welcome new shareowners, particularly those who joined the Fund through Class B and C Shares, which were introduced on July 1, 1996.

     This was Pioneer Fund's 69th fiscal year, and I am pleased to say that your Fund remains true to the investment style set in place in 1928. The investment team emphasizes independent research and fundamental analysis, has a penchant for finding value and is disciplined in selling stocks that have proved rewarding or offer evidence of deterioration. As many investors will undoubtedly learn, there can be significant risks in chasing "hot" stocks or buying for no other reason than prices have risen. We still think a stock should be purchased because it represents a good investment in a company with strong prospects over time. It is this focus on the basics that has helped your Fund achieve its distinguished reputation as a long-term investment.

     A final note. As you see, we've given your Fund's report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Now you'll find a Table of Contents and easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion offering insights into market conditions, portfolio strategy and results. I encourage you to read on to learn more about your Fund.

     Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Fund. Thank you for your continued support.

     Respectfully,

     /s/ John F. Cogan, Jr.
     ----------------------------
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER FUND

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/96
   -----------------------------------------------------------------------------
     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                               U.S. Common Stocks 94%


   International Common Stocks 1%      [PIE CHART]

   U.S. Preferred Stocks 1%

                                                     Depositary Receipts
                                             for International Stocks 2%

                                          Short-Term Cash Equivalents 2%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

    Transportation 1%
                                                  Financial 19%
    Energy 3%

    Consumer Durables 5%                               Services 17%

                                   [PIE CHART]

    Capital Goods 7%

    Basic Industries 7%
                                                      Technology 15%
    Consumer Non-Durables 12%     Utilities 14%

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)


      1.  Schering-Plough Corp.          2.95%    6.  IBM Corp.                      1.88%

      2.  Bank of New York Co., Inc.     2.48     7.  Novartis AG (Sponsored A.D.R.) 1.86

      3.  Compaq Computer Corp.          2.10     8.  Westinghouse Electric Corp.    1.72

      4.  National City Corp.            2.04     9.  GTE Corp.                      1.68

      5.  Ford Motor Co.                 1.99    10.  Hewlett Packard Co.            1.66

     Fund holdings will vary for other periods.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/96                               CLASS A SHARES
   -----------------------------------------------------------------------------
    SHARE PRICES AND DISTRIBUTIONS
   ----------------------------------------------------------------------------

           NET ASSET VALUE
           PER SHARE              12/31/96     12/31/95
                                  $26.89       $24.36

       DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
         (12/31/95-12/31/96)      DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.374       $0.015           $1.801

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1996)

                                 Net Asset           Public Offering
        Period                     Value                 Price*

        10 Years                   12.70%               12.04%
         5 Years                   14.36                13.02
         1 Year                    19.70                12.80


    GROWTH OF $10,000


                      Pioneer      Standard & Poor's
                       Fund*          500 Index

    12/31/86           9,425            10,000
    12/31/87           9,939            10,525
    12/31/88          11,761            12,267
    12/31/89          14,512            16,148
    12/31/90          12,986            15,648
    12/31/91          15,940            20,406
    12/31/92          18,107            21,959
    12/31/93          20,683            24,169
    12/31/94          20,564            24,488
    12/31/95          26,043            33,681
    12/31/96          31,174            41,411

   /  /  Pioneer Fund*
   - -   Standard & Poor's 500 Index

   * Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/96                               CLASS B SHARES
   -----------------------------------------------------------------------------
    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

           NET ASSET VALUE
           PER SHARE              12/31/96     7/1/96
                                  $27.02       $26.40

       DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
          (7/1/96-12/31/96)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.128       $0.015           $1.801

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

    CUMULATIVE TOTAL RETURNS
    (As of December 31, 1996)

        Period                     If Held            If Redeemed*

     Life-of-Fund                   9.92%                5.92%
       (7/1/96)

    GROWTH OF $10,000


                      Pioneer     Standard & Poor's
                       Fund*          500 Index

      7/1/96          10,000            10,000
     7/31/96           9,504             9,468
     8/31/96           9,761             9,647
     9/30/96          10,212            10,227
    10/31/96          10,391            10,494
    11/30/96          11,199            11,264
    12/31/96          10,591            11,078

   /  /  Pioneer Fund*
   - -   Standard & Poor's 500 Index

   * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

   -----------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/96                              CLASS C SHARES
   -----------------------------------------------------------------------------
    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

           NET ASSET VALUE
           PER SHARE              12/31/96     7/1/96
                                  $26.74       $26.40

       DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
          (7/1/96-12/31/96)       DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                  $0.102       $0.015           $1.801

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.

    CUMULATIVE TOTAL RETURNS
    (As of December 31, 1996)

        Period                     If Held            If Redeemed*

     Life-of-Fund                   8.74%                7.74%
       (7/1/96)

    GROWTH OF $10,000


                      Pioneer      Standard & Poor's
                       Fund*          500 Index

      7/1/96          10,000            10,000
     7/31/96           9,466             9,468
     8/31/96           9,689             9,647
     9/30/96          10,117            10,227
    10/31/96          10,292            10,494
    11/30/96          11,085            11,264
    12/31/96          10,774            11,078

   /  /  Pioneer Fund*
   - -   Standard & Poor's 500 Index

   * Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

   ----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/96
   ----------------------------------------------------------------------------
     DEAR SHAREOWNER,
   ----------------------------------------------------------------------------

     I am pleased to have this opportunity to bring you up to date on Pioneer Fund. In general, 1996 was another excellent year for investors in U.S. stocks. There were some anxious days, particularly during the summer, and there also were some sectors - utilities and certain cyclicals, for instance - that did not match the overall market's strong returns. However, when the final tally was in, the year was nearly as impressive as 1995.

     FINDING VALUE IN A FAST-MOVING STOCK MARKET

     The strength of the market confounded many of the "experts." After the amazing 37% market advance of 1995, some thought that a "correction," or worse, was virtually assured for 1996. But stocks continued to draw investors' money, even those that became more and more expensive. We take a broader, value-oriented approach for your Fund. The results this year were solid, a 19.70% total return for Class A Shares at net asset value, not far behind the 22.90% posted by the Standard & Poor's 500 Index. These gains are striking, considering the stock market's average return over the past 70 years is about 10%.

     As always, we at Pioneer did not make any attempt to guess which way the market would go. Instead we kept your Fund fully invested, and focused on the underlying, basic value of the companies in the portfolio. As the year progressed, we boosted our efforts to position the portfolio in areas of the economy with above-average, longer-term growth potential. Market volatility during the year provided us with ample opportunities to build up investments - in technology, pharmaceuticals, telecommunications and financial services companies, for instance - at prices we thought were quite attractive.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     It is our general approach to find the best companies we can, selling at valuations we judge to be reasonable relative to their prospects.
     Recent portfolio transactions are typical of the opportunities we pursued over the course of the year. We sold stocks we thought had reached their value or that no longer had the potential we originally saw for them. In a couple of cases, Boatmen's Bancshares and Foundation Health, the companies received and accepted merger proposals. Over the course of the year, we succeeded in consolidating the portfolio somewhat, and ended the year with holdings in 133 companies, versus 144 when 1996 began.

     Recent new entries to the portfolio included Warner-Lambert, a pharmaceutical and consumer healthcare company with new products and the potential for improved profit margins; Pall, one of the leading manufacturers of filters for specialized applications; and Lockheed Martin, the product of a business combination between two leading aerospace and defense companies. In technology, we bought shares of Cisco System, premier supplier of equipment for large computer networks, and Applied Materials, worldwide supplier of equipment to manufacturers of semiconductors.

     LOOKING AHEAD

     As I write to you, 1997 is underway, and already it is proving to be a very active year on Wall Street. Trading volume is high, and share prices are lively. There is also quite a bit of merger-and-acquisition activity, probably reflecting the high prices of so many stocks. Companies often use their stock as "currency" to buy other companies, and when their stocks are high-priced they do not have to issue as many shares to make such a purchase. Of course the "target" companies may also have enjoyed an increase in their share price. However, there appear to be few areas of human endeavor where optimism reigns quite so supreme as in the area of corporate takeovers. No matter how much others over-pay for their acquisitions, there always seem to be companies that convince themselves they are getting a good deal.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/96  (Continued)
 -------------------------------------------------------------------------------
     One of the concerns we have as we look out at the market is the emphasis currently being placed on "concept" stocks. Those are the stocks of companies that do not have much in the way of revenues or earnings now, but that are "expected" to do very well in the indeterminate future because they are somehow ideally situated where business prospects are brightest. We understand that some stocks are even being promoted on the Internet in a kind of wild frenzy of cyberspatial speculation. (We remember what happened during the 1960s' epidemic of "concept" investing - it ended rather badly for most of the "players.") At Pioneer we always like to know that there is substance behind the stock symbol, and we devote considerable effort to researching companies before buying their stocks.

     The months ahead will undoubtedly present many challenges and opportunities. We shall work hard to keep the portfolio positioned to benefit from market activity, but of course we can make no guarantees at all about likely investment returns. The year may well see a significant downturn at some point. However, we expect the long-term relationship between corporate earnings, economic growth and share prices will continue. We are confident that shareowners will be best served in the long-term by our attending to the fundamentals of investing, rather than getting caught up in the fads that sweep through financial markets.

     Thank you for your interest in Pioneer Fund. Please let us know if you have any questions or comments about your investment.

     Respectfully,

     /s/ John A. Carey
     -----------------------
     John A. Carey,
     Portfolio Manager

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96
 -------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 INVESTMENT IN SECURITIES - 98.3%
                 PREFERRED STOCK - 1.1%
  1,117,000      Greif Brothers Corp. (Non-voting)             $     31,555,250
                                                               ----------------
                 TOTAL PREFERRED STOCK (Cost $379,215)         $     31,555,250
                                                               ----------------
                 COMMON STOCKS - 97.2%
                 BASIC INDUSTRIES - 7.0%
                 CHEMICALS - 3.3%
    263,300      Bush Boake Allen, Inc.*                       $      7,010,362
    429,000      E.I. du Pont de Nemours and Co.                     40,486,875
    195,000      Eastman Chemical Co.                                10,773,750
    659,451      Lilly Industries, Inc.                              12,034,981
    104,825      Quaker Chemical Corp.                                1,716,509
    950,158      A. Schulman, Inc.                                   23,278,871
                                                               ----------------
                                                               $     95,301,348
                                                               ----------------
                 FOREST PRODUCTS - 0.7%
    184,000      Consolidated Papers, Inc.                     $      9,039,000
    204,000      Mead Corp.                                          11,857,500
                                                               ----------------
                                                               $     20,896,500
                                                               ----------------
                 METALS & MINING - 2.3%
     94,600      Aluminum Co. of America                       $      6,030,750
    387,500      Barrick Gold Corp.                                  11,140,625
    586,900      Phelps Dodge Corp.                                  39,615,750
    535,200      Santa Fe Pacific Gold Corp.                          8,228,700
                                                               ----------------
                                                               $     65,015,825
                                                               ----------------
                 PAPER PRODUCTS - 0.7%
    309,300      Union Camp Corp.                              $     14,769,075
    229,600      Westvaco Corp.                                       6,601,000
                                                               ----------------
                                                               $     21,370,075
                                                               ----------------
                 TOTAL BASIC INDUSTRIES                        $    202,583,748
                                                               ----------------
                 CAPITAL GOODS - 6.9%
                 AEROSPACE - 0.5%
    142,500      Lockheed Martin Corp.                         $     13,038,750
                                                               ----------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (Continued)
--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 PRODUCER GOODS - 6.4%
    276,500      AlliedSignal, Inc.                            $     18,525,500
    211,600      Caterpillar, Inc.                                   15,922,900
    158,500      Deere & Co.                                          6,439,063
     60,000      Dover Corp.                                          3,015,000
     90,000      General Electric Co.                                 8,898,750
    286,256      Hubbell, Inc. (Class B)                             12,380,572
    140,400      Illinois Tool Works, Inc.                           11,214,450
    172,200      Ingersoll-Rand Co.                                   7,662,900
    102,100      Johnson Controls, Inc.                               8,461,537
    304,242      Lucent Technologies, Inc.                           14,071,193
    261,200      Minnesota Mining and Manufacturing Co.              21,646,950
    100,000      Pall Corp.                                           2,550,000
    142,100      The Timken Co.                                       6,518,837
  2,473,000      Westinghouse Electric Co.                           49,150,875
                                                               ----------------
                                                               $    186,458,527
                                                               ----------------
                 TOTAL CAPITAL GOODS                           $    199,497,277
                                                               ----------------
                 CONSUMER DURABLES - 4.5%
                 MOTOR VEHICLES - 4.5%
  1,128,600      Chrysler Corp.                                $     37,243,800
     96,000      Cummins Engine Co., Inc.                             4,416,000
  1,785,000      Ford Motor Co.                                      56,896,875
    263,000      Genuine Parts Co.                                   11,703,500
    391,400      TRW Inc.                                            19,374,300
                                                               ----------------
                 TOTAL CONSUMER DURABLES                       $    129,634,475
                                                               ----------------
                 CONSUMER NON-DURABLES - 11.5%
                 AGRICULTURE & FOOD - 4.6%
    213,800      CPC International, Inc.                       $     16,569,500
    460,300      General Mills, Inc.                                 29,171,512
    955,150      H.J. Heinz Co.                                      34,146,613
    560,000      PepsiCo, Inc.                                       16,380,000
    801,000      Sara Lee Corp.                                      29,837,250
    186,400      Sysco Corp.                                          6,081,300
                                                               ----------------
                                                               $    132,186,175
                                                               ----------------

10  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 RETAIL FOOD - 0.9%
    480,000      Albertson's, Inc.                             $     17,100,000
    307,000      Weis Markets, Inc.                                   9,785,625
                                                               ----------------
                                                               $     26,885,625
                                                               ----------------
                 RETAIL NON-FOOD - 6.0%
    496,900      Circuit City Stores, Inc                      $     14,969,112
    690,000      Dayton Hudson Corp.                                 27,082,500
    298,200      Kohl's Corp.*                                       11,704,350
    560,800      May Department Stores Co.                           26,217,400
    223,500      Mercantile Stores Co., Inc.                         11,035,313
    424,800      J.C. Penney Co., Inc.                               20,709,000
    339,400      Sears, Roebuck and Co.                              15,654,825
    806,000      Wal-Mart Stores, Inc.                               18,437,250
    712,800      Walgreen Co.                                        28,512,000
                                                               ----------------
                                                               $    174,321,750
                                                               ----------------
                 TOTAL CONSUMER NON-DURABLES                   $    333,393,550
                                                               ----------------
                 ENERGY - 2.5%
                 OIL & GAS EXTRACTION - 2.1%
    326,500      Amoco Corp.                                   $     26,283,250
    480,500      Chevron Corp.                                       31,232,500
    160,700      Union Pacific Resources Group Inc.                   4,700,475
                                                               ----------------
                                                               $     62,216,225
                                                               ----------------
                 OIL SERVICES - 0.4%
    119,000      Schlumberger Ltd.                             $     11,885,125
                                                               ----------------
                 TOTAL ENERGY                                  $     74,101,350
                                                               ----------------
                 FINANCIAL - 19.0%
                 COMMERCIAL BANKS - 9.2%
    317,100      AmSouth Bancorp.                              $     15,339,712
     95,000      BankAmerica Corp.                                    9,476,250
  2,098,400      The Bank of New York Co., Inc.                      70,821,000
    700,000      CoreStates Financial Corp.                          36,312,500
    509,132      First Chicago NBD Corp.                             27,365,845
    190,000      First Tennessee National Corp.                       7,125,000
  1,042,995      Huntington Bancshares, Inc.                         27,508,993
  1,297,324      National City Corp.                                 58,217,415
    252,900      State Street Boston Corp.                           16,312,050
                                                               ----------------
                                                               $    268,478,765
                                                               ----------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (Continued)
--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 MISC. FINANCE - 1.0%
    110,300      Associates First Capital Corp.*               $      4,866,987
    279,700      Countrywide Credit Industries, Inc.                  8,006,413
    440,000      Federal National Mortgage Association               16,390,000
                                                               ----------------
                                                               $     29,263,400
                                                               ----------------
                 INSURANCE - 4.1%
    186,600      American International Group, Inc.            $     20,199,450
    746,000      Chubb Corp.                                         40,097,500
    930,400      Safeco Corp.                                        36,692,650
    386,600      St. Paul Companies, Inc.                            22,664,425
                                                               ----------------
                                                               $    119,654,025
                                                               ----------------
                 REAL ESTATE - 0.4%
    333,641      The Rouse Co.                                 $     10,593,102
                                                               ----------------
                 INVESTMENTS - 4.0%
    338,000      Merrill Lynch & Co., Inc.                     $     27,547,000
    950,100      Charles Schwab Corp.                                30,403,200
    195,000      Morgan Stanley Group, Inc.                          11,139,375
  1,050,000      T. Rowe Price Associates, Inc.                      45,675,000
                                                               ----------------
                                                               $    114,764,575
                                                               ----------------
                 SAVINGS & LOAN - 0.3%
    304,500      H.F. Ahmanson & Co.                           $      9,896,250
                                                               ----------------
                 TOTAL FINANCIAL                               $    552,650,117
                                                               ----------------
                 SERVICES - 17.0%
                 HEALTH & PERSONAL CARE - 1.6%
    516,400      Becton, Dickinson & Co.                       $     22,398,850
    525,000      United Healthcare Corp.                             23,625,000
                                                               ----------------
                                                               $     46,023,850
                                                               ----------------
                 BROADCASTING & MEDIA - 0.9%
    515,874      Cox Communication, Inc.*                      $     11,929,586
    559,811      Gaylord Entertainment Co.                           12,805,677
                                                               ----------------
                                                               $     24,735,263
                                                               ----------------

12  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 PHARMACEUTICALS - 11.1%
    293,600      Abbott Laboratories                           $     14,900,200
    357,000      Bristol-Myers Squibb Co.                            38,823,750
    800,000      Johnson & Johnson                                   39,800,000
    205,000      Eli Lilly & Co.                                     14,965,000
    927,994      Novartis AG (Sponsored A.D.R.)*                     53,136,936
    335,000      Pfizer, Inc.                                        27,763,125
      3,898      Roche Holdings AG                                   30,330,721
  1,298,200      Schering-Plough Corp.                               84,058,450
    235,000      Warner-Lambert Co.                                  17,625,000
                                                               ----------------
                                                               $    321,403,182
                                                               ----------------
                 PUBLISHING - 3.1%
    320,300      Central Newspapers, Inc.                      $     14,093,200
    555,200      Harcourt General, Inc.                              25,608,600
    478,000      McGraw-Hill Co., Inc.                               22,047,750
    873,600      John Wiley & Sons, Inc.+                            28,173,600
                                                               ----------------
                                                               $     89,923,150
                                                               ----------------
                 SERVICES - OTHER - 0.3%
    317,500      R.R. Donnelly & Sons Co.                      $      9,961,562
                                                               ----------------
                 TOTAL SERVICES                                $    492,047,007
                                                               ----------------
                 TECHNOLOGY - 14.5%
                 BUSINESS MACHINES - 2.7%
    940,000      Hewlett-Packard Co.                           $     47,235,000
  1,200,000      Sun Microsystems, Inc.*                             30,825,000
                                                               ----------------
                                                               $     78,060,000
                                                               ----------------
                 COMPUTER SERVICES - 7.1%
    348,500      Aspen Technology, Inc.*                       $     27,967,125
    197,500      Autodesk, Inc.                                       5,530,000
    215,000      Automatic Data Processing, Inc.                      9,218,125
    808,000      Compaq Computer Corp.*                              59,994,000
     91,300      Computer Associates International, Inc.              4,542,175
    220,000      DST Systems, Inc.*                                   6,902,500
    305,000      Electronic Data Systems Corp.                       13,191,250
    157,400      Indus Group, Inc.*                                   4,053,050
    356,000      IBM, Corp.                                          53,756,000
    515,000      Seagate Technology, Inc.*                           20,342,500
                                                               ----------------
                                                               $    205,496,725
                                                               ----------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/96                             (Continued)
--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 ELECTRONICS - 3.9%
    100,000      Applied Materials, Inc.*                      $      3,593,750
    159,000      Cisco System, Inc.*                                 10,116,375
    464,000      General Motors Corp. (Class H)                      26,100,000
    662,500      Motorola, Inc.                                      40,660,938
    274,000      Teradyne, Inc.*                                      6,678,750
    406,000      Texas Instruments, Inc.                             25,882,500
                                                               ----------------
                                                               $    113,032,313
                                                               ----------------
                 PHOTO/INSTRUMENTATION - 0.8%
    289,100      Eastman Kodak Co.                             $     23,200,275
                                                               ----------------
                 TOTAL TECHNOLOGY                              $    419,789,313
                                                               ----------------
                 TRANSPORTATION - 0.8%
                 AIR TRANSPORT - 0.4%
    161,454      Delta Air Lines, Inc.                         $     11,443,052
                                                               ----------------
                 RAILROAD & BUS - 0.4%
    137,900      Norfolk Southern Corp.                        $     12,066,250
                                                               ----------------
                 TOTAL TRANSPORTATION                          $     23,509,302
                                                               ----------------
                 UTILITIES - 13.5%
                 ELECTRIC UTILITY - 1.0%
    975,200      Allegheny Power Systems, Inc.                 $     29,621,700
                                                               ----------------
                 GAS UTILITY - 0.4%
    574,650      Indiana Energy, Inc.                          $     14,007,094
                                                               ----------------
                 UTILITY/OTHER - 0.4%
    552,600      American Water Works Co., Inc.                $     11,397,375
                                                               ----------------
                 TELECOMMUNICATIONS - 11.7%
    331,000      AirTouch Communications, Inc.*                $      8,357,750
    754,400      Aliant Communications, Inc.                         12,824,800
    733,000      Ameritech Corp.                                     44,438,125
    251,300      AT&T Corp.                                          10,931,550
    575,700      Bell Atlantic Corp.                                 37,276,575
  1,129,800      BellSouth Corp.                                     45,615,675
  1,056,200      GTE Corp.                                           48,057,100
    455,000      MCI Communications Corp.                            14,872,813
    530,800      NYNEX Corp.                                         25,544,750
    884,000      Pacific Telesis Group                               32,487,000

14  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    SHARES                                                          VALUE
                 TELECOMMUNICATIONS (Continued)
    370,000      SBC Communications, Inc.                      $     19,147,500
    359,600      Sprint Corp.                                        14,339,050
    789,351      U.S. West Communication Group                       25,456,570
                                                               ----------------
                                                               $    339,349,258
                                                               ----------------
                 TOTAL UTILITIES                               $    394,375,427
                                                               ----------------
                 TOTAL COMMON STOCKS
                 (Cost $1,771,531,385)                         $  2,821,581,566
                                                               ----------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $1,771,910,600)                         $  2,853,136,816
                                                               ----------------
 PRINCIPAL
   AMOUNT
                 TEMPORARY CASH INVESTMENTS - 1.7%
                 COMMERCIAL PAPER - 1.7%
 $12,172,000     American Express Co., 6.30%, 01/03/97         $     12,172,000
 37,266,000      Household Finance Corp., 6.15%, 01/02/97            37,266,000
                                                               ----------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $49,438,000)                            $     49,438,000
                                                               ----------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $1,821,348,600)(a)                      $  2,902,574,816
                                                               ================

    *   Non-income producing security.
    + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
    (a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $1,821,348,600 was as follows:


          Aggregate gross unrealized gain for all
          investments in which there is an excess
          of value over tax cost                            $  1,093,603,440

          Aggregate gross unrealized loss for all
          investments in which there is an excess
          of tax cost over value                                 (12,377,224)
                                                            ----------------
          Net unrealized gain                               $  1,081,226,216
                                                            ================

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated approximately $652,390,000 and $691,840,000, respectively.

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/96
--------------------------------------------------------------------------------
     (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

  ASSETS:
     Investment in securities, at value (including temporary cash
        investment of $49,438) (cost $1,821,349)                                 $2,902,575
     Receivables -
        Fund shares sold                                                              2,958
        Dividends and interest                                                        5,945
     Other                                                                               72
                                                                                 ----------
           Total assets                                                          $2,911,550
                                                                                 ----------
  LIABILITIES:
     Payables -
        Fund shares repurchased                                                  $      510
        Due to affiliates                                                             3,494
        Accrued expenses                                                                104
                                                                                 ----------
           Total liabilities                                                     $    4,108
                                                                                 ----------
  NET ASSETS:
     Paid-in capital                                                             $1,825,327
     Accumulated undistributed net investment income                                    893
     Net unrealized gain on investments                                           1,081,226
     Net unrealized loss on other assets and liabilities denominated
        in foreign currencies                                                            (4)
                                                                                 ----------
           Total net assets                                                      $2,907,442
                                                                                 ==========
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $2,896,670/107,715,495 shares)                            $    26.89
                                                                                 ==========
     Class B (based on $8,941/330,856 shares)                                    $    27.02
                                                                                 ==========
     Class C (based on $1,831/68,470 shares)                                     $    26.74
                                                                                 ==========
  MAXIMUM OFFERING PRICE:
     Class A                                                                     $    28.53
                                                                                 ==========

16  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/96
     (DOLLARS IN THOUSANDS)

  INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $241)               $ 63,238
     Interest                                                             921
                                                                     --------
           Total investment income                                                   $ 64,159
                                                                                     --------
  EXPENSES:
     Management fees
        Basic fee                                                    $ 14,730
        Performance adjustment                                          (932)
     Transfer agent fees
        Class A                                                         6,909
        Class B                                                             5
        Class C                                                             2
     Distribution fees
        Class A                                                         5,192
        Class B                                                            18
        Class C                                                             3
     Accounting                                                           143
     Custodian fees                                                       152
     Registration fees                                                    157
     Professional fees                                                    132
     Printing                                                             162
     Fees and expenses of nonaffiliated trustees                           36
     Miscellaneous                                                         98
                                                                     --------
           Total expenses                                                            $ 26,807
           Less fees paid indirectly                                                     (369)
                                                                                     --------
           Net expenses                                                              $ 26,438
                                                                                     --------
              Net investment income                                                  $ 37,721
                                                                                     --------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                $184,074
     Change in net unrealized gain or loss on:
        Investments                                                  $260,588
        Other assets and liabilities denominated in foreign
           currencies                                                     (4)        $260,584
                                                                     --------
        Net gain on investments                                                      $444,658
                                                                                     --------
        Net increase in net assets resulting from operations                         $482,379
                                                                                     ========

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/96 AND 12/31/95
     (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                  YEAR ENDED    YEAR ENDED
  FROM OPERATIONS:                                                 12/31/96      12/31/95
  Net investment income                                           $   37,721    $   45,841
  Net realized gain on investments                                   184,074       194,768
  Change in net unrealized gain on investments and foreign
    currency transactions                                            260,584       287,048
                                                                  ----------    ----------
        Net increase in net assets resulting from
           operations                                             $  482,379    $  527,657
                                                                  ----------    ----------
  DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
        Class A ($0.37 and $0.49 per share, respectively)         $  (37,742)   $  (45,343)
        Class B ($0.07 per share)                                         (9)           --
        Class C ($0.03 per share)                                         (1)           --
  In excess of net investment income
        Class B ($0.06 per share)                                        (17)           --
        Class C ($0.07 per share)                                         (3)           --
  Net realized gain
        Class A ($1.82 and $2.09 per share, respectively)           (183,429)     (194,671)
        Class B ($1.82 per share)                                       (538)           --
        Class C ($1.82 per share)                                       (114)           --
                                                                  ----------    ----------
              Total distributions to shareholders                 $ (221,853)   $ (240,014)
                                                                  ----------    ----------
  FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                $  238,716    $  223,191
  Reinvestment of distributions                                      201,514       217,987
  Cost of shares repurchased                                        (259,412)     (273,774)
                                                                  ----------    ----------
        Net increase in net assets resulting from fund
           share transactions                                     $  180,818    $  167,404
                                                                  ----------    ----------
        Net increase in net assets                                $  441,344    $  455,047
  NET ASSETS:
  Beginning of year                                                2,466,098     2,011,051
                                                                  ----------    ----------
  End of year (including accumulated undistributed net
     investment income of $893 and $951, respectively)            $2,907,442    $2,466,098
                                                                  ==========    ==========

  CLASS A                             '96 SHARES   '96 AMOUNT   '95 SHARES    '95 AMOUNT
  Shares sold                          8,683,155    $ 227,808     9,316,854    $ 223,191
  Reinvestment of distributions        7,663,593      200,891     9,060,518      217,987
  Less shares repurchased             (9,884,745)    (258,910)  (11,449,340)    (273,774)
                                       ---------    ---------    ----------    ---------
         Net increase                  6,462,003    $ 169,789     6,928,032    $ 167,404
                                       =========    =========     =========    =========
 CLASS B*
  Shares sold                            325,224    $   8,988
  Reinvestment of distributions           19,805          522
  Less shares repurchased                (14,173)        (386)
                                       ---------    ---------
         Net increase                    330,856        9,124
                                       =========    =========
 CLASS C*
  Shares sold                             68,824    $   1,920
  Reinvestment of distributions            3,873          101
  Less shares repurchased                 (4,227)        (116)
                                       ---------    ---------
         Net increase                     68,470    $   1,905
                                       =========    =========

* Class B and Class C shares were first publicly offered on July 1, 1996

18   The accompanying notes are an integral part of these financial statements.

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
--------------------------------------------------------------------------------

                                                          YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
CLASS A                                                    12/31/96        12/31/95       12/31/94       12/31/93       12/31/92
Net asset value, beginning of year                        $    24.36      $    21.32     $    23.25     $    21.51     $    20.24
                                                          ----------      ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
   Net investment income                                  $     0.37      $     0.49     $     0.49     $     0.47     $     0.50
   Net realized and unrealized gain (loss) on
      investments and foreign currency transactions             4.35            5.13          (0.63)          2.57           2.22
                                                          ----------      ----------     ----------     ----------     ----------
      Total increase (decrease) from investment
        operations                                        $     4.72      $     5.62     $    (0.14)    $     3.04     $     2.72
Distribution to shareholders from:
   Net investment income                                       (0.37)          (0.49)         (0.49)         (0.47)         (0.50)
   Net realized gain                                           (1.82)          (2.09)         (1.30)         (0.83)         (0.95)
                                                          ----------      ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                $     2.53      $     3.04     $    (1.93)    $     1.74     $     1.27
                                                          ----------      ----------     ----------     ----------     ----------
Net asset value, end of year                              $    26.89      $    24.36     $    21.32     $    23.25     $    21.51
                                                          ==========      ==========     ==========     ==========     ==========
Total return*                                                  19.70%          26.64%         (0.57)%        14.23%         13.60%
Ratio of net expenses to average net assets                     1.01%+          0.95%+         0.94%          0.95%          0.98%
Ratio of net investment income to average net assets            1.40%+          2.01%+         2.13%          2.04%          2.33%
Portfolio turnover rate                                           25%             31%            20%            12%            13%
Average commission rate paid(1)                           $   0.0599              --             --             --             --
Net assets, end of year (in thousands)                    $2,896,670      $2,466,098     $2,011,051     $2,042,945     $1,786,031
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                 0.99%           0.94%            --             --             --
   Net investment income                                        1.42%           2.02%            --             --             --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios assuming no reduction for fees paid indirectly.
(1) Amount represents the rate of commission paid on the Fund's exchange listed transactions.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

-------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/96
-------------------------------------------------------------------------------

                                                                            7/1/96 TO
  CLASS B (a)                                                               12/31/96[Dagger]
  Net asset value, beginning of period                                       $ 26.40
                                                                           ---------
  Increase from investment operations:
     Net investment income                                                   $  0.07
     Net realized and unrealized gain on investments
        and foreign currency transactions                                       2.50
                                                                           ---------
              Total increase from investment operations                      $  2.57
  Distribution to shareholders:
     Net investment income                                                     (0.07)
     In excess of net investment income                                        (0.06)
     From net realized gain                                                    (1.82)
                                                                           ---------
  Net increase in net asset value                                            $  0.62
                                                                           ---------
  Net asset value, end of period                                             $ 27.02
                                                                           =========
  Total return*                                                                 9.92%
  Ratio of net expenses to average net assets                                   1.82%**+
  Ratio of net investment income to average net assets                          0.46%**+
  Portfolio turnover rate                                                         25%
  Average commission rate paid(1)                                            $0.0599
  Net assets, end of period (in thousands)                                   $ 8,940
  Ratios assuming reduction for fees paid indirectly:
     Net expenses                                                               1.80%**
     Net investment income                                                      0.48%**

 (a)         Class B shares were first publicly offered on July 1, 1996.
 [Dagger]    The per share data presented above is based upon the average shares outstanding for the period presented.
 *           Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **          Annualized.
 +           Ratios assuming no reduction for fees paid indirectly.
 (1)         Amount represents the rate of commission paid on the Fund's exchange listed transactions.

20  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/96
--------------------------------------------------------------------------------

                                                                           7/1/96 TO
CLASS C (a)                                                                12/31/96[Dagger]
Net asset value, beginning of period                                        $ 26.40
                                                                            -------
Increase from investment operations:
   Net investment income                                                    $  0.03
   Net realized and unrealized gain on investments and foreign
     currency transactions                                                     2.23
                                                                            -------
            Total increase from investment operations                       $  2.26
Distribution to shareholders:
   Net investment income                                                      (0.03)
   In excess of net investment income                                         (0.07)
   From net realized gain                                                     (1.82)
                                                                            -------
Net increase in net asset value                                             $  0.34
                                                                            -------
Net asset value, end of period                                              $ 26.74
                                                                            -------
Total return*                                                                  8.74%
Ratio of net expenses to average net assets                                    2.11%**+
Ratio of net investment income to average net assets                           0.20%**+
Portfolio turnover rate                                                          25%
Average commission rate paid(1)                                             $0.0599
Net assets, end of period (in thousands)                                    $ 1,831
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                2.08%**
   Net investment income                                                       0.23%**

(a)  Class C shares were first publicly offered on July 1, 1996.
[Dagger] The per share data presented above is based upon the average shares outstanding for the period presented.
*        Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**       Annualized.
+        Ratios assuming no reduction for fees paid indirectly.
(1)      Amount represents the rate of commission paid on the Fund's exchange listed transactions.

   The accompanying notes are an integral part of these financial statements. 21

    PIONEER FUND

--------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS 12/31/96
--------------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Class B and C shares were first publicly offered on July 1, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

        Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At December 31, 1996, the Fund reclassified approximately $7,000 from accumulated undistributed net investment income to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/96                       (CONTINUED)
--------------------------------------------------------------------------------

        Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
        (PGI). PFD earned approximately $1,176,000 in underwriting commissions on the sale of fund shares during the year ended December 31, 1996.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     2. MANAGEMENT AGREEMENT

     Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PMC receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of [plus/minus] 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds index. For the year ended December 31, 1996, the aggregate performance adjustment resulted in a reduction in management fees of approximately $932,000.

     Prior to May 1, 1996, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million and 0.45% of such assets in excess of $300 million. For the year ended December 31, 1996, the management fee was equivalent to 0.52% of average daily net assets.

     In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance pre-

     PIONEER FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     miums, are paid by the Fund. At December 31, 1996, approximately
     $1,392,000 was payable to PMC related to management fees and certain other services.

     3. TRANSFER AGENT

     Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $728,000 in transfer agent fees payable to PSC at December 31, 1996.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $1,374,000 in distribution fees payable to PFD at December 31, 1996.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of approximately $5,000 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/96                       (CONTINUED)
--------------------------------------------------------------------------------
     December 31, 1996, the Fund's expenses were reduced by approximately $369,000 under such arrangements.

     6. AFFILIATED COMPANIES

     The Fund's investments in certain companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1996:

                                                DIVIDEND
     AFFILIATES    PURCHASES       SALES         INCOME         VALUE
     -------------------------------------------------------------------
     John Wiley
      & Sons,
      Inc.             -             -          $338,520     $28,173,600
                   ---------     ----------     --------     -----------

     PIONEER FUND

-------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------
     TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
     PIONEER FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 3, 1997

     PIONEER FUND

-------------------------------------------------------------------------------
     TAX TREATMENT OF DISTRIBUTIONS
-------------------------------------------------------------------------------
     MADE DURING THE YEAR ENDED 12/31/96

     During the year ended December 31, 1996, Pioneer Fund paid the following distributions per share:

                                                              NET
                                        NET              REALIZED GAIN
                                     INVESTMENT     ------------------------
    RECORD DATE     PAYMENT DATE       INCOME       SHORT-TERM     LONG-TERM
      CLASS A:
       3/20/96         3/29/96         $0.100              -              -
       6/19/96         6/28/96         $0.100              -              -
       9/20/96         9/30/96          0.090              -              -
      12/17/96        12/27/96          0.180         $0.015        $ 1.801

                                       ------         ------        -------
    Total                              $0.374         $0.015        $ 1.801
                                       ======         ======        =======
      CLASS B:
       9/20/96         9/30/96         $0.060              -              -
      12/17/96        12/27/96          0.068         $0.015        $ 1.801
                                       ------         ------        -------
    Total                              $0.128         $0.015        $ 1.801
                                       ======         ======        =======
      CLASS C:
       9/20/96         9/30/96         $0.050              -              -
      12/17/96        12/27/96          0.052         $0.015        $ 1.801
                                       ------         ------        -------
    Total                              $0.102         $0.015        $ 1.801
                                       ======         ======        =======
------------------------------------------------------------------------------

     On a per share basis, distributions of $0.015 from short-term capital gain should be reported as ordinary income.

     Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 100% of the distributions from net investment income represents qualifying dividends.

     Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 17, 1996 is $26.23 for Class A.

     The Fund hereby designates $182,542,203 as a capital gain dividend for purposes of the dividend paid deduction.

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

     TRUSTEES                       OFFICERS
     John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
     Richard H. Egdahl, M.D.           President
     Margaret B.W. Graham           David D. Tripple, Executive
     John W. Kendrick                  Vice President
     Marguerite A. Piret            John A. Carey, Vice President
     David D. Tripple               William H. Keough, Treasurer
     Stephen K. West                Joseph P. Barri, Secretary
     John Winthrop

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

-------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
-------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance of information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

OR WRITE TO US:

Pioneering Service Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.

[PIONEER LOGO]  PIONEER FUNDS DISTRIBUTOR, INC.                   0297-3837
                60 STATE STREET                               (C) PIONEER FUNDS DISTRIBUTOR, INC.
                BOSTON, MASSACHUSETTS 02109                [LOGO] PRINTED ON RECYCLED PAPER